UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2024

HPS CORPORATE LENDING FUND
(Exact name of Registrant as specified in Its Charter)

Delaware	814-01431	84-6391045
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 West 57th Street, 33rd Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (
212
)
287-6767
Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On May 23, 2024 (the “Closing Date”), HPS Corporate Lending Fund (the “Fund”) completed its $526.00 million term debt securitization (the “2024 Debt Securitization”), also known as a collateralized loan obligation, in connection with which a subsidiary of the Fund issued the Notes (as defined below). The 2024 Debt Securitization is subject to the Fund’s overall asset coverage requirement.
The notes offered in the 2024 Debt Securitization were issued by
HLEND CLO 2024-2, LLC
(the “2024 Issuer”), an indirect, wholly-owned and consolidated subsidiary of the Fund, and consist of
(i) Class A-1
Senior Secured Floating Rate Notes,
Class A-2
Senior Secured Floating Rate Notes,
Class A-F
Senior Secured Fixed Rate Notes,
Class B-1
Senior Secured Floating Rate Notes,
Class B-2
Senior Secured Floating Rate Notes,
Class B-F
Senior Secured Fixed Rate Notes,
Class C-1
Secured Deferrable Floating Rate Notes,
Class C-2
Secured Deferrable Floating Rate Notes, and
Class C-F
Secured Deferrable Fixed Rate Notes (collectively, the “Secured Notes”), and (ii) the subordinated notes issued by the 2024 Issuer (the “Subordinated Notes” and, together with the Secured Notes, the “Notes”), the terms of which are summarized in the table below:

Class	Par Size ($)	Ratings (S&P)	Coupon
Class A-1 Notes	255,000,000	AAA(sf)	SOFR + 0.250%
Class A-2 Notes	40,850,000	AAA(sf)	SOFR + 1.875%
Class A-F Notes	9,150,000	AAA(sf)	6.275%
Class B-1 Notes	35,000,000	AA(sf)	SOFR + 0.500%
Class B-2 Notes	13,500,000	AA(sf)	SOFR + 2.400%
Class B-F Notes	1,500,000	AA(sf)	6.714%
Class C-1 Notes	31,500,000	A(sf)	SOFR + 0.750%
Class C-2 Notes	12,150,000	A(sf)	SOFR + 3.200%
Class C-F Notes	1,350,000	A(sf)	7.490%
Subordinated Notes	126,000,000	N/A	N/A
On the Closing Date and in connection with the 2024 Debt Securitization, the 2024 Issuer entered into a note purchase agreement (the “Purchase Agreement”) with SG Americas Securities, LLC, as the initial purchaser (the “Initial Purchaser”), pursuant to which the Initial Purchaser purchased the Secured Notes issued pursuant to an indenture as part of the 2024 Debt Securitization. HLEND CLO
2024-2
Investments, LLC (the “Depositor”), a wholly-owned subsidiary of the Fund, retained all of the Subordinated Notes issued in the 2024 Debt Securitization.
The 2024 Debt Securitization is backed by a diversified portfolio of middle-market commercial loans and participation interests therein, which is managed by the Fund as collateral manager pursuant to a collateral management agreement entered into with the 2024 Issuer on the Closing Date (the “Collateral Management Agreement”). The Fund has agreed to irrevocably waive all collateral management fees payable to it so long as it is the collateral manager under the Collateral Management Agreement. The Notes are scheduled to mature on April 20, 2034; however, the Notes may be redeemed by the 2024 Issuer, at the written direction of (i) a majority of the Subordinated Notes with the consent of the Fund or (ii) the Fund, in each case, on any business day on or after April 20, 2026.
As part of the 2024 Debt Securitization, the Fund, the Depositor and the 2024 Issuer entered into an amended and restated sale and contribution agreement on the Closing Date (the “Sale Agreement”), pursuant to which the Fund sold, transferred, assigned, contributed or otherwise conveyed to the Depositor and the Depositor subsequently sold, transferred, assigned, contributed or otherwise conveyed to the 2024 Issuer the loans and participations therein securing the 2024 Debt Securitization for the purchase price and other consideration set forth in the Sale Agreement. Following this transfer, the 2024 Issuer, and not the Depositor or the Fund, holds all of the ownership interest in such loans and participations therein. The Fund made customary representations, warranties and covenants in the Sale
Agreement
.
The Secured Notes are the secured obligations of the 2024 Issuer, the Subordinated Notes are the unsecured obligations of the 2024 Issuer, and the indenture governing the Notes include customary covenants and events of default. The Notes have not been, and will not be, registered under the Securities Act of 1933, as amended, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from registration.
The descriptions of the documentation related to the 2024 Debt Securitization contained in this Current Report on Form
8-K
do not purport to be complete and are qualified in their entirety by reference to the underlying agreements, attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, incorporated into this Current Report on Form
8-K
by reference.

Item 2.03.	Creation of Direct Financial Obligation
The information included under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

10.1*	Note Purchase Agreement, dated as of May 23, 2024, by and between HLEND CLO 2024-2, LLC, as Issuer, and SG Americas Securities, LLC, as Initial Purchaser.

10.2*	Indenture, dated as of May 23, 2024, by and between HLEND CLO 2024-2, LLC, as Issuer, and U.S. Bank Trust Company, National Association, as Trustee.

10.3	Collateral Management Agreement, dated as of May 23, 2024, by and between HLEND CLO 2024-2, LLC, as Issuer, and HPS Corporate Lending Fund, as Collateral Manager.

10.4*	Amended and Restated Sale and Contribution Agreement, dated as of May 23, 2024, by and among HPS Corporate Lending Fund, as Seller, HLEND CLO 2024-2 Investments, LLC, as Intermediate Seller, and HLEND CLO 2024-2, LLC, as Purchaser.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HPS CORPORATE LENDING FUND

Date: May 29, 2024	By:	/s/ Robert Busch
	Name:	Robert Busch
	Title:	Chief Financial Officer